Exhibit 3.2

[Certain portions of this exhibit have been redacted as they are both not material and are of the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.]

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: November 24, 2021 03:34 PM Pacific Time

    Incorporation Number:              BC0789477

Recognition Date and Time:     Incorporated on April 26, 2007 03:27 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:
LEXAGENE HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE	1500 ROYAL CENTRE
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE	1500 ROYAL CENTRE
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Regan, John (Jack) F.

Mailing Address:	Delivery Address:

[*****]	[*****]

Last Name, First Name, Middle Name:
Mastrocola, Stephen J.

Mailing Address:	Delivery Address:

[*****]	[*****]

Last Name, First Name, Middle Name:
Sykes, Jane

Mailing Address:	Delivery Address:

[*****]	[*****]

Last Name, First Name, Middle Name:
Slezak, Thomas Richard (formerly Slezak, Thomas)

Mailing Address:	Delivery Address:

[*****]	[*****]

Last Name, First Name, Middle Name:
Caruso, Joseph

Mailing Address:	Delivery Address:

[*****]	[*****]

AUTHORIZED SHARE STRUCTURE
1. No Maximum Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page: 2 of 2